Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-01-2007	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		9/18/2007
2	Payment Date		9/20/2007
3	Collection Period	7/29/2007	9/1/2007	35
4	Monthly Interest Period - Actual	8/20/2007	9/19/2007	31
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	3,254,210.04	—	3,254,210.04	—	—
9	Class A-4 Notes*	170,000,000.00	170,000,000.00	—	34,536,334.61	135,463,665.39	0.7968451
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$358,647,468.04	—	$37,790,544.65	$320,856,923.39

12	Total Securitization Value	$1,685,393,258.00	$392,355,334.04			$354,564,789.39

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	10,359.24	3.1833333	3,264,569.28	1,003.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	35,094,501.28	206.4382428

	Equals: Total Securities		568,525.90		38,359,070.55

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	9,153,615.70
18	Sales Proceeds - Early Terminations	6,115,915.94
19	Sales Proceeds - Scheduled Terminations	23,707,519.44
20	Security Deposits for Terminated Accounts	172,246.99
21	Excess Wear and Tear Received	219,768.43
22	Excess Mileage Charges Received	299,304.30
23	Other Recoveries Received	352,280.77

24	Subtotal: Total Collections	40,020,651.57

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	218,442.16

28	Total Available Funds, prior to Servicer Advances	40,239,093.73

29	Servicer Advance	—

30	Total Available Funds	40,239,093.73

31	Reserve Account Draw	—
32	Available for Distribution	40,239,093.73

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		326,962.78
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		568,525.90
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	39,338,605.05
46	Regular Principal Distribution Amount	37,790,544.65
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		37,790,544.65
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,548,060.40

*	Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as Transferor, has elected to exercise its option under Section 9.4 of the Trust Agreement and Section 10.1 of the Indenture to purchase the Trust SUBI Certificate immediately after the monthly payment of principal and interest on September 20, 2007 (the “Redemption Date”) and has deposited $ 135,463,665.39 into the collection account to redeem the balance of the Class A-4 Notes. Therefore, pursuant to Section 9.4 of the Trust Agreement and Section 10.1 of the Indenture, the Notes will be redeemed on the Redemption Date.

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-1-2007	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	173,254,210.04
52	Less: Aggregate Securitization Value (End of Collection Period)	(354,564,789.39)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:	173,254,210.04
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(135,463,665.39)

58	Regular Principal Distribution Amount	37,790,544.65

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	354,564,789.39
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	135,463,665.39

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	40,239,093.73
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	326,962.78
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	568,525.90
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	39,338,605.05
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	39,338,605.05
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		75,262.94

85	Subtotal: Reserve Fund Available for Distribution		16,929,195.52
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,929,195.52
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		75,262.94

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,535	25,308,778.95
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(23,855,366.43)
94b	Less: Aggregate Sales Proceeds/Recoveries for Prior Month Scheduled Terminated Units		(268,679.92)
95	Less: Excess Wear and Tear Received		(219,768.43)
96	Less: Excess Mileage Received		(299,304.30)

97	Current Period Net Residual Losses/(Gains)	1,535	665,659.87

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	30,738	44,879,964.22
100	Current Period Net Residual Losses (Item 97)	1,535	665,659.87

101	Ending Cumulative Net Residual Losses	32,273	45,545,624.09

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		2.70%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-1-2007	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	354,564,789
105	Number of Current Contracts		72,157	20,987
106	Weighted Average Lease Rate		3.59%	3.27%
107	Average Remaining Term		27.48	5.80
108	Average Original Term		42.98	44.35
109	Monthly Prepayment Speed			87.75%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	22,887	415,788,914	392,355,334
111	Depreciation/Payments		(6,846,274)	(6,570,573)
112	Gross Credit Losses	(11)	(189,196)	(201,725)
113	Early Terminations	(354)	(6,047,515)	(5,709,467)
114	Scheduled Terminations	(1,535)	(26,589,872)	(25,308,779)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	20,987	376,116,056	354,564,789

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	20,606	348,250,716	98.22%
119	31 - 90 Days Delinquent	329	5,348,080	1.51%
120	90+ Days Delinquent	52	965,993	0.27%

121	Total	20,987	354,564,789	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		11	201,725
124	Aggregate Liquidation Proceeds on charged-off units			(126,606)
125	Recoveries on charged-off units			(28,912)

126	Current Period Aggregate Net Credit Losses/(Gains)		11	46,207

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		838	6,091,366
129	Current Period Net Credit Losses (Item 119)		11	46,207

130	Ending Cumulative Net Residual Losses		849	6,137,573

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.36%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-1-2007	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
10/20/2007	29,080,865
11/20/2007	25,692,215
12/20/2007	24,719,486
01/20/2008	23,017,973
02/20/2008	17,764,374
03/20/2008	28,286,421
04/20/2008	36,821,012
05/20/2008	22,074,087
06/20/2008	26,596,698
07/20/2008	27,284,090
08/20/2008	18,342,673
09/20/2008	16,632,485
10/20/2008	16,026,642
11/20/2008	11,233,525
12/20/2008	16,116,937
01/20/2009	12,293,112
02/20/2009	510,470
03/20/2009	100,866
04/20/2009	112,020
05/20/2009	83,362
06/20/2009	112,266
07/20/2009	88,111
08/20/2009	166,654
09/20/2009	158,933
10/20/2009	244,566
11/20/2009	352,875
12/20/2009	452,486
01/20/2010	183,378
02/20/2010	12,529
03/20/2010	1,311
04/20/2010	865
05/20/2010	734
Total:	354,564,789

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.